Subsequent Events	6 Months Ended	12 Months Ended
	Mar. 31, 2014	Sep. 30, 2013
Subsequent Events [Abstract]
Subsequent Events

(21) Subsequent Events

In April and May 2014, the Company filed amended registration statements on Form S-1 with the SEC to register the offer to exchange Unsecured Notes for, at the holders’ option, either (a) new third lien notes of equivalent face value, with a combination of interest payable in cash and in kind, and new warrants to purchase up to 27.5% of the Company’s common stock or (b) a limited amount of cash at a price below par plus, in each case, accrued and unpaid interest. The exchange offer also includes a 1.5% early tender cash payment, as applicable. The registration statement also registers the offer of units consisting of the same new third lien notes and warrants being offered in the Exchange Offer to holders of Unsecured Notes who tender their Unsecured Notes in the exchange offer and meet certain other conditions. The SEC declared the registration effective on May 9, 2014. The Exchange Offer commenced May 13, 2014.

On May 2, 2014 the parties to the Refinancing Support Agreement entered into an amended and restated Refinancing Support Agreement to, among other things, extend the date by which the refinancing transactions must be completed from April 28, 2014 to July 31, 2014.

On May 2, 2014 the Company entered into the Wells Fargo Agreement with Wells Fargo Bank, National Association (Wells Fargo), as administrative agent and sole lender, to replace, amend and restate the Credit Agreement in its entirety. Simultaneously, the lenders under the Credit Agreement assigned all of their interests under the Credit Agreement to Wells Fargo. Pursuant to the amendment: (i) the prior lenders under the Credit Agreement were replaced with Wells Fargo; (ii) the prior administrative agent was replaced with Wells Fargo; (iii) the aggregate revolving credit commitment was increased from $35 million to $45 million, subject to borrowing base limitations; (iv) the maturity date was modified from August 22, 2014 to August 1, 2014; (v) the interest rate spread applicable to Eurodollar loans was reduced from 600 basis points to 475 basis points (interest will also include a daily one-month LIBOR floor); and (vi) certain conforming changes were made. The Wells Fargo Agreement contains terms typical of such agreements, including covenants similar to those in the Company’s prior Credit Agreement with Credit Suisse.

(24) Subsequent Events

Our Credit Agreement financial statement covenant requires an audit opinion without a “going concern” explanatory note or any similar qualification or exception and without any qualification or exception as to the scope of such audit. In anticipation of a potential covenant breach, resulting from an audit opinion including a “going concern” explanatory note, in December 2013 Alion and its Credit Agreement lenders agreed to waive this covenant. The Company paid no fee for this waiver.

Also in December 2013, the Company sold approximately $934 thousand worth of its common stock to the ESOP Trust. The Company offered and sold the securities to the ESOP Trust pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.